UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 15, 2004

EMMIS COMMUNICATIONS CORPORATION	EMMIS OPERATING COMPANY
(Exact name of registrant as specified in its	(Exact name of registrant as specified in its
charter)	charter)

INDIANA	INDIANA
(State of incorporation or organization)	(State of incorporation or organization)

0-23264	333-62172-13
(Commission file number)	(Commission file number)

35-1542018	35-2141064
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

ONE EMMIS PLAZA	ONE EMMIS PLAZA
40 MONUMENT CIRCLE	40 MONUMENT CIRCLE
SUITE 700	SUITE 700
INDIANAPOLIS, INDIANA 46204	INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)	(Address of principal executive offices)

(317) 266-0100	(317) 266-0100
(Registrant’s Telephone Number,	(Registrant’s Telephone Number,
Including Area Code)	Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations & Financial Condition.
Signatures.
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBIT #	DESCRIPTION
99.1	Press release dated April 15, 2004.

Item 12. Results of Operations & Financial Condition.

On April 15, 2004, we issued the press release attached to this report as Exhibit 99.1. The text of that press release is incorporated in this Item by reference.

Signatures.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: April 15, 2004	By:	/s/ J. Scott Enright
J. Scott Enright, Vice President,
Associate General Counsel and Secretary

EMMIS OPERATING COMPANY
Date: April 15, 2004	By:	/s/ J. Scott Enright
J. Scott Enright, Vice President,
Associate General Counsel and Secretary